Net investment income/(expense)	12 Months Ended
Dec. 31, 2023
Gains (losses) on financial instruments [abstract]
Net investment income/(expense)	Net investment income/(expense)

Accounting for net investment income/(expense)
Dividends are recognised when the right to receive the dividend has been established. Incremental costs are reported within net investment income if they are directly attributable to generating identifiable investment income. Other accounting policies relating to net investment income are set out in
Note 12 and Note 14.

	2023	2022	2021
	£m	£m	£m
Net gains/(losses) from financial assets mandatorily at fair value	133	19	(116)
Net gains/(losses) from disposal of debt instruments at fair value through other comprehensive income	102	(68)	248
Net (losses)/gains from disposal of financial assets and liabilities measured at amortised cost	(9)	(66)	22
Net losses on other investments	(114)	(208)	(234)
Net investment income/(expense)	112	(323)	(80)